EXHIBIT 23

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                         INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in Registration statement No. 33-95072 of Landmark Bancshares, Inc. on Form S-8 of our report dated October 29, 1997 incorporated by reference in this Annual Report on Form 10-KSB of Landmark Bancshares, Inc. for the year ended September 30, 1997.



                                        /s/Regier Carr & Monroe, L.L.P.
                                           Regier Carr & Monroe, L.L.P.



December 26, 1997
Wichita, Kansas